UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 1, 2009

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

              Nevada                     000-49845              52-2336836
              ------                     ---------              ----------
 (State or other jurisdiction of        (Commission         (I.R.S. Employer
  incorporation or organization)        File Number)        Identification No.)

            4555 South Palo Verde, Suite 123
                    Tucson, Arizona                         85714
                    ---------------                         -----
        (Address of principal executive offices)          (Zip Code)

                                 (520) 745-5172
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 1, 2009, CDEX, Inc. entered into a THIRD WAIVER AND AMENDMENT with GEMINI MASTER FUND, LTD., a Cayman Islands company, to amend its June 25, 2008, Securities Purchase Agreement, 12% Senior Convertible Note, and Common Stock Purchase Warrant.

A copy of the form of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein; the summary of this document set forth above is qualified by reference to such exhibit.


ITEM 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

Exhibit No.                    Exhibit Description
-----------                    -------------------

10.1              THIRD WAIVER AND AMENDMENT effective May 1, 2009





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CDEX INC.

Date: May 4, 2009                 By:  /s/ Malcolm H. Philips, Jr.
                                       ---------------------------
                                       Malcolm H. Philips, Jr., President